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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 21, 2001


                          NCO PORTFOLIO MANAGEMENT INC.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)
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
              Delaware                                000-32403                              23-3005839
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  (State or other jurisdiction of              (Commission File Number)                   (I.R.S. Employer
   incorporation or organization)                                                      Identification Number)


                               1705 Whitehead Road
                            Baltimore, Maryland 21207
                            -------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code:   (410-594-7000)
                                                             --------------
                             Creditrust Corporation
                             7000 Security Boulevard
                         Baltimore, Maryland 21244-2543
                         ------------------------------
          (Former name or former address if changed since last report)




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Item 5. Other Events.

         On February 21, 2001, NCO Group, Inc. and NCO Portfolio Management, Inc. (successor by merger to Creditrust Corporation) issued a joint press release announcing the merger of Creditrust into NCO Portfolio Management, Inc. In addition, NCO Portfolio Management, Inc. provided investor guidance for 2001.

         A copy of the press release appears as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.


        (c)  Exhibits:

        Number                      Title
        ------                      -----

         99.1 Joint Press Release of NCO Group, Inc. and NCO Portfolio Management, Inc. (successor by merger to Creditrust Corporation) dated February 21, 2001.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      NCO PORTFOLIO MANAGEMENT, INC.

                                      By: /s/  Richard J. Palmer
                                          -------------------------------------
                                          Chief Financial Officer and Treasurer



Date:   March 2, 2001